                                                                      EXHIBIT 21




         The following is a list of subsidiaries of Centex Construction Products, Inc., wholly-owned unless otherwise stated. This list of subsidiaries includes all of the significant subsidiaries of Centex Construction Products, Inc. as of May 31, 2001.



                                                                                                            Jurisdiction of
Entity Name                                                                                                   Organization
-----------                                                                                                   ------------
AMERICAN GYPSUM COMPANY                                                                                         Delaware
AMERICAN GYPSUM MARKETING COMPANY                                                                               Delaware
d/b/a American Gypsum Marketing Company, Inc.
BP SAND & GRAVEL, INC.                                                                                          Delaware
CENTEX CEMENT CORPORATION                                                                                        Nevada
CENTEX MATERIALS GP LTD, LLC                                                                                    Delaware
CENTEX MATERIALS LP LTD, LLC                                                                                    Delaware
d/b/a Centex Materials, LLC
CENTEX MATERIALS, LP                                                                                             Texas
CCP CEMENT COMPANY                                                                                               Nevada
CCP CONCRETE/AGGREGATES COMPANY                                                                                  Nevada
CCP GYPSUM COMPANY                                                                                               Nevada
CCP LAND COMPANY                                                                                                 Nevada
HOLLIS & EASTERN RAILROAD COMPANY LLC                                                                           Delaware
ILLINOIS CEMENT COMPANY                                                             50%                         Illinois
ILLINOIS CEMENT COMPANY, JOINT VENTURE                                              50%                          Texas
LAPORTE MINERALS LLC                                                                                            Delaware
M & W DRYWALL SUPPLY COMPANY                                                                                     Nevada
MATHEWS READYMIX, INC.                                                                                         California
MOUNTAIN CEMENT COMPANY                                                                                          Nevada
NEVADA CEMENT COMPANY                                                                                            Nevada
REPUBLIC FIBER COMPANY LLC                                                                                      Delaware

                                                                      EXHIBIT 21

REPUBLIC GYPSUM COMPANY, LP                                                                                     Delaware
REPUBLIC GYPSUM HOLDING LLC                                                                                     Delaware
REPUBLIC GYPSUM OPERATING LLC                                                                                   Delaware
REPUBLIC HOLDING CORPORATION                                                                                     Nevada
REPUBLIC PAPERBOARD COMPANY LLC                                                                                 Delaware
REPUBLIC RESOURCE CONTROL LLC                                                                                   Delaware
TEXAS CEMENT COMPANY                                                                                             Nevada
TEXAS LEHIGH CEMENT COMPANY LP                                                      50%                          Texas
d/b/a Texas Lehigh Cement
TLCC GP LLC                                                                                                     Delaware
TLCC LP LLC                                                                                                     Delaware
WESTERN AGGREGATES, INC.                                                                                         Nevada
d/b/a Centex Western Aggregates
WESTERN CEMENT COMPANY OF CALIFORNIA                                                                           California
WISCONSIN CEMENT COMPANY                                                            50%                        Wisconsin




                                       2